Exhibit 99.1

LBI MEDIA, INC. ANNOUNCES AMENDMENTS TO PRIVATE EXCHANGE OFFERS AND

SOLICITATION OF CONSENTS AND EXTENSION OF THE EXPIRATION DATE OF

PRIVATE EXCHANGE OFFERS AND SOLICITATION OF CONSENTS

BURBANK, CA, October 12, 2012 — LBI Media, Inc. (“Media”) announced today that it has amended certain terms of its previously announced private exchanges offers (the “Exchange Offers”) and solicitation of consents (the “Exchange Offers Consents”), with respect to its 8 1/2% senior subordinated notes due 2017 (the “Old Senior Subordinated Notes”) and LBI Media Holdings, Inc.’s 11% senior discount notes due 2013 (the “Discount Notes”, and together with the Old Senior Subordinated Notes, the “Old Notes”) and extended the expiration date for the Exchange Offers and solicitation of Exchange Offers Consents to midnight, New York City time, on October 25, 2012 (the “Expiration Date”).

The terms of the Exchange Offers were initially described in a confidential offering memorandum and consent solicitation statement, dated July 17, 2012 (the “Initial Offering Memorandum”). The Initial Offering Memorandum was supplemented by the Supplement to the Confidential Offering Memorandum and Consent Solicitation Statement dated July 24, 2012 and the press releases issued by Media on August 14, 2012, August 30, 2012, September 21, 2012, September 28, 2012, and October 5, 2012 (the “Prior Supplements”). The amended terms of the Exchange Offers are more fully described in a Second Supplement to the Confidential Offering Memorandum and Consent Solicitation (the “Offering Memorandum Supplement”), dated October 12, 2012 (the Initial Offering Memorandum as supplemented by the Prior Supplements and the Offering Memorandum Supplement, the “Offering Memorandum”). Copies of the Offering Memorandum Supplement will be delivered to eligible holders of Old Senior Subordinated Notes and Discount Notes.

Media has revised the consideration being offered to holders of Old Senior Subordinated Notes and Discount Notes as described in the Offering Memorandum as set forth in the table below. Initially, only those holders that validly tendered their Old Notes prior to the previously scheduled early tender date of 5:00 p.m., New York City time, on July 30, 2012, were entitled to receive the “Total Consideration” rather than the “Exchange Consideration”. Media has now determined that all holders that validly tender and do not withdraw their Old Notes prior to 11:59 p.m., New York City time, on October 25, 2012 (the “Early Tender Date”), will be entitled to receive the Total Consideration. Media also announced today the extension of the Withdrawal Deadline (as defined in the Offering Memorandum) for the Exchange Offers and solicitation of Exchange Offers Consents until midnight, New York City time, on October 25, 2012. In addition, holders may no longer deliver Exchange Offers Consents without tendering the related Old Notes or tender their Old Notes without delivering the related Exchange Offers Consents.

Media is revising the Exchange Offers to offer new 11% second priority secured springing subordinated notes due 2020 of Media (the “Second Priority Secured Springing Subordinated Notes”) for Old Senior Subordinated Notes in lieu of its previously offered “Senior Priority Secured Notes”, “Junior Priority Senior Secured Notes”, and “2012 Senior Subordinated Notes.” LBI Media Holdings, Inc. (“Holdings”) and Media are revising the Exchange Offers to offer either Second Priority Secured Springing Subordinated Notes or new 11% senior notes due 2017 of Holdings (the “Holdings Notes” and, together with the Second Priority Secured Springing Subordinated Notes, the “New Notes”) for any and all of the outstanding Discount Notes. If a majority of the principal amount of the Old Senior Subordinated Notes are validly tendered and accepted (and not withdrawn) in the Exchange Offers, the Second Priority Secured Springing Subordinated Notes will be subordinated in right of payment to all existing and future senior debt of Media or the applicable subsidiary guarantor (including Media’s existing senior secured revolving credit agreement (the “Senior Secured Revolver”) and Media’s 9 1/4% senior secured notes due 2019 (the “First Priority Senior Secured Notes”)) and will be senior in right of payment to the Old Senior Subordinated Notes and related subsidiary guarantees. If less than a majority of the principal amount of the Old Senior Subordinated Notes are validly tendered and accepted (and not withdrawn) in the Exchange Offers, the Second Priority Secured Springing Subordinated Notes will be equal in right of payment to all senior debt of Media or the applicable subsidiary guarantor and will be senior in right of payment to the Old Senior Subordinated Notes and related subsidiary guarantees.

As a result of the removal of the Senior Priority Secured Notes, Junior Priority Senior Secured Notes and 2012 Senior Subordinated Notes as consideration in the Exchange Offers, holders who previously tendered Old Senior Subordinated Notes for Senior Priority Secured Notes or Discount Notes for Junior Priority Senior Secured Notes will be deemed to have tendered for Second Priority Secured Springing Subordinated Notes. If holders who previously tendered Discount Notes prefer to receive Holdings Notes instead, such holders must withdraw the tender of their Discount Notes prior to the Withdrawal Deadline and properly re-tender and not withdraw their Discount Notes and elect to receive Holdings Notes prior to the Expiration Date.

Consideration per $1,000 Principal Amount of Old Notes Tendered
				Consideration if Less Than a Majority of Principal Amount of Old Senior Subordinated Notes Are Validly Tendered And Accepted (And Not Withdrawn)		Consideration If At Least a Majority Of Principal Amount Of Old Senior Subordinated Notes Are Validly Tendered And Accepted (And Not Withdrawn)		Consideration to Holders of Discount Notes if such Holders Elect to Receive Holdings Notes instead of Second Priority Secured Springing Subordinated Notes
CUSIP/ISIN	Outstanding Principal Amount (in millions)	Title of Old Notes to be Tendered	Title of New Notes to be Issued	Total Consideration if Tender and Consent Prior to or on the Early Tender Date	Exchange Consideration if Tender and Consent After Early Tender Date	Total Consideration if Tender and Consent Prior to or on the Early Tender Date	Exchange Consideration if Tender and Consent After Early Tender Date	Total Consideration if Tender and Consent Prior to or on the Early Tender Date	Exchange Consideration if Tender and Consent After Early Tender Date
501786AC1/ US501786AC11 501786AF4/ US501786AD93 U51390AB5/ USU51390AB50	$228.8	Media’s 8 1/2% Senior Subordinated Notes due 2017	Media’s 11% Second Priority Secured Springing Subordinated Notes due 2020(1)	$700 in Second Priority Secured Springing Subordinated Notes(2)	$670 in Second Priority Secured Springing Subordinated Notes(2)	$500 in Second Priority Secured Springing Subordinated Notes(2)	$470 in Second Priority Secured Springing Subordinated Notes(2)	N/A	N/A

52109AAB4/ U5139BAA3	$68.4(3)	Holdings’ 11% Senior Discount Notes due 2013	Media’s 11% Second Priority Secured Springing Subordinated Notes due 2020(1)(4)	$400 in Second Priority Secured Springing Subordinated Notes(4)(5)	$370 in Second Priority Secured Springing Subordinated Notes(4)(5)	$400 in Second Priority Secured Springing Subordinated Notes(4)(5)	$370 in Second Priority Secured Springing Subordinated Notes(4)(5)	N/A	N/A

			Holdings’ 11% Senior Notes due 2017	N/A	N/A	N/A	N/A	$1,000 in Holdings Notes(5)	$970 in Holdings Notes(5)

(1)	If less than a majority of the principal amount of the Old Senior Subordinated Notes are validly tendered and accepted (and not withdrawn) in the Exchange Offers, interest on the Second Priority Secured Springing Subordinated Notes will accrue from the issue date of the Second Priority Secured Springing Subordinated Notes at a rate of 11% per annum, payable in kind.

If at least a majority of the principal amount of the Old Senior Subordinated Notes are validly tendered and accepted (and not withdrawn) in the Exchange Offers, interest on the Second Priority Secured Springing Subordinated Notes will accrue from the issue date of the Second Priority Secured Springing Subordinated Notes at a rate of 11% per annum, payable in cash and in kind. Interest will be payable in an amount equal to 8.5% per annum payable in cash, plus an amount equal to 2.5% per annum in additional PIK Second Priority Secured Springing Subordinated Notes; provided that the last interest payment will be entirely in cash.

(2)	Participating holders of Old Senior Subordinated Notes will receive accrued and unpaid interest, if any, on their accepted Old Senior Subordinated Notes up to, but not including, the Settlement Date in the form of Second Priority Secured Springing Subordinated Notes and rounding of such amount to the nearest $1,000 principal amount of Second Priority Secured Springing Subordinated Notes.
(3)	The aggregate principal amount of Discount Notes at maturity is $68.4 million. In 2010, 2009 and 2008, Holdings purchased approximately $3.6 million, $1.0 million and $22.0 million, respectively, aggregate principal amount of its Discount Notes in various open market transactions and, as a result, Holdings currently holds $26.6 million aggregate principal amount of its outstanding Discount Notes. As such, the total principal amount due to noteholders, other than Holdings, was $41.8 million as of June 30, 2012.
(4)	The aggregate principal amount of Second Priority Secured Springing Subordinated Notes that may be issued in exchange for any and all validly tendered and accepted (and not withdrawn) Discount Notes may not exceed $9.8 million, which, if necessary, will be allocated on a pro rata basis among validly tendered and accepted (and not withdrawn) Discount Notes.
(5)	Participating holders of Discount Notes will receive in cash accrued and unpaid interest on their accepted Discount Notes through October 15, 2012. Participating holders of Discount Notes in the Exchange Offers will not receive any additional consideration for accrued and unpaid interest on their accepted Discount Notes after October 15, 2012.

In addition to the “General Conditions” described in the Offering Memorandum, the Exchange Offers and solicitation of Consents will also be conditioned on the valid tender and acceptance (which are not revoked) in the Exchange Offers for any and all Discount Notes of at least 90% of the outstanding principal amount of the Discount Notes, other than the $26.6 million aggregate principal amount of the outstanding Discount Notes held by Holdings.

Media is amending certain other terms of the Exchange Offers, as more fully described in the Offering Memorandum Supplement.

Media announced today additional preliminary results of the Exchange Offers. As of 2:00 p.m., New York City time, October 12, 2012, (i) approximately $10.4 million, or 4.6%, of the outstanding principal amount of Old Senior Subordinated Notes not held by affiliates of Media had been validly tendered and not withdrawn, and (ii) approximately $1.5 million, or 3.7%, of the outstanding principal amount of Discount Notes not held by affiliates of Holdings had been validly tendered and not withdrawn. In addition, certain holders of the Old Senior Subordinated Notes and the Discount Notes have already tendered, or have agreed to tender (subject to certain terms and conditions contained in agreements between the parties), approximately $57.9 million, or 25.4%, of the outstanding principal amount of the Old Senior Subordinated Notes not held by Media or Media’s affiliates and approximately $24.0 million, or 58.5%, of the outstanding principal amount of the Discount Notes not held by Holdings or Holdings’ affiliates, and have delivered, or have agreed to deliver (subject to certain terms and conditions contained in agreements between the parties), their Exchange Offers Consents to the proposed amendments to the indenture governing the Old Senior Subordinated Notes or Discount Notes, as applicable.

Old Notes may still be tendered and Exchange Offers Consents may still be delivered until midnight, New York City time, on October 25, 2012 unless the Exchange Offers or solicitation of Exchange Offers Consents is terminated or withdrawn earlier, or unless the Exchange Offers or solicitation of Exchange Offers Consents is extended. In addition, Media has the right to amend, terminate or withdraw any of the Exchange Offers or solicitation of Exchange Offers Consents, at any time and for any reason, including if any of the conditions to the Exchange Offers or solicitation of Exchange Offers Consents are not satisfied.

Concurrently with the Exchange Offers, Media is also soliciting consents (the “Solicitation Consents”) from holders of its First Priority Senior Secured Notes to certain amendments to the indenture governing the First Priority Senior Secured Notes (the “First Priority Senior Secured Notes Consent Solicitation”). The terms of the First Priority Senior Secured Notes Consent Solicitation have also been amended to, among other things, reflect the new terms of the Exchange Offers and increase the interest rate payable on the First Priority Senior Secured Notes to 10.25% per annum (or 10.0% per annum, if at least a majority of the principal amount of the Old Senior Subordinated Notes are validly tendered and accepted (and not withdrawn) in the Exchange Offers). The amended terms of the First Priority Senior Secured Notes Consent Solicitation are more fully set forth in a Supplement, dated October 12, 2012 (the “Consent Solicitation Supplement”) to the Consent Solicitation Statement, dated July 17, 2012, copies of which have been delivered to eligible holders of First Priority Senior Secured Notes. If Media receives the requisite consents to the First Priority Senior Secured Notes Consent Solicitation, Media will execute a supplemental indenture (the “Supplemental Indenture”) on or soon after the First Priority Senior Secured Notes Consent Solicitation Expiration Date (defined below), but not later than the date the Exchange Offers are consummated. The Supplemental Indenture, by its terms, will become effective only upon the consummation of the Exchange Offers.

The expiration date for the First Priority Senior Secured Notes Consent Solicitation is extended to midnight, New York City time, on October 25, 2012 or such later time and date to which the First Priority Senior Secured Notes Consent Solicitation is extended (the “First Priority Senior Secured Notes Consent Solicitation Expiration Date”). Solicitation Consents may be revoked at any time on or prior to the earlier of (i) the Acceptance Date and (ii) midnight, New York City time, on October 25, 2012. Media will pay an aggregate consent payment of $2.2 million (the “Consent Payment”) to be paid on a pro rata basis (based on the principal amount of the First Priority Senior Secured Notes for which Solicitation Consents are provided) to each holder of record as of July 16, 2012 who validly consents to the proposed amendments to the indenture governing the First Priority Senior Secured Notes by validly delivering and not revoking a Solicitation Consent on or prior to the Acceptance Date. Solicitation Consents delivered after the Acceptance Date but on or prior to the First Priority Senior Secured Notes Consent Solicitation Expiration Date will still be entitled to the Consent Payment. In the event that the First Priority Senior Secured Notes Consent Solicitation is withdrawn or otherwise not completed, including if the Exchange Offers are not completed, the Consent Payment will not be paid or be payable to holders of First Priority Senior Secured Notes who have validly delivered Solicitation Consents in connection with the First Priority Senior Secured Notes Consent Solicitation.

In connection with the First Priority Senior Secured Notes Consent Solicitation, as supplemented, Media has entered into a consent solicitation commitment and support agreement with holders of approximately $128.1 million, or 58.2%, of the outstanding aggregate principal amount of the First Priority Senior Secured Notes, whereby such holders have (subject to certain terms and conditions contained in agreements between the parties), agreed to deliver Solicitation Consents for all of such holders’ First Priority Senior Secured Notes.

* * *

The New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be transferred or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act. The Exchange Offers are being made only to qualified institutional buyers and accredited investors and outside the United States to persons other than U.S. persons. The Exchange Offers are made only by, and pursuant to, the terms set forth in the Offering Memorandum, and the information in this press release is qualified by reference to the Offering Memorandum and the accompanying consent and letter of transmittal.

This press release shall not constitute a solicitation of consents, an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. No recommendation is made as to whether holders of the securities should tender their securities or give their consent.

D.F. King & Co., Inc. (“D.F. King”) is acting as the Information Agent and Exchange Agent for the Exchange Offers, solicitation of Exchange Offers Consents and the Solicitation Consents. Requests for the Offering Memorandum and the accompanying consent and letter of transmittal and the First Priority Senior Secured Notes Consent Solicitation, Consent Solicitation Supplement and the accompanying consent and letter of transmittal may be directed to D.F. King at (212) 269-5550 (for brokers and banks) or (800) 431-9645 (for all others).

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Media’s current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Media undertakes no obligation to update or revise any forward-looking statements to reflect developments or information obtained after the date of this press release, except as required by law.

Contact:

Blima Tuller

Chief Financial Officer

Liberman Broadcasting, Inc.

(818) 729-5316

btuller@lbimedia.com